Exhibit 21

SUBSIDIARIES OF EAGLE BULK SHIPPING INC.

The following is a list of subsidiaries of Eagle Bulk Shipping Inc. as of the date of the registration statement of which it forms an exhibit.

Entity	Jurisdiction of Incorporation or Formation
Agali Shipping S.A.	Marshall Islands
Anemi Maritime Services S.A.	Liberia
Avlona Shipping S.A.	Marshall Islands
Besra Shipping LLC	Marshall Islands
Cardinal Shipping LLC	Marshall Islands
Cernicalo Shipping LLC	Marshall Islands
Condor Shipping LLC	Marshall Islands
Crested Eagle Shipping LLC	Marshall Islands
Crowned Eagle Shipping LLC	Marshall Islands
Delfini Shipping S.A.	Marshall Islands
Drosato Shipping S.A.	Marshall Islands
Eagle Bulk (Delaware) LLC	Delaware
Eagle Shipping International (USA) LLC	Marshall Islands
Falcon Shipping LLC	Marshall Islands
Fountana Shipping S.A.	Marshall Islands
Fulmar Shipping LLC	Marshall Islands
Golden Eagle Shipping LLC	Marshall Islands
Goldeneye Shipping LLC	Marshall Islands
Goshawk Shipping LLC	Marshall Islands
Griffon Shipping LLC	Marshall Islands
Harrier Shipping LLC	Marshall Islands
Hawk Shipping LLC	Marshall Islands
Heron Shipping LLC	Marshall Islands
Imperial Eagle Shipping LLC	Marshall Islands
Jaeger Shipping LLC	Marshall Islands
Kampia Shipping S.A.	Marshall Islands
Kestrel Shipping LLC	Marshall Islands
Kite Shipping LLC	Marshall Islands
Kittiwake Shipping LLC	Marshall Islands
Kofina Shipping S.A.	Marshall Islands
Marmaro Shipping S.A.	Marshall Islands
Merlin Shipping LLC	Marshall Islands
Mesta Shipping S.A.	Marshall Islands
Mylos Shipping S.A.	Marshall Islands
Nagos Shipping S.A.	Marshall Islands
Nenita Shipping S.A.	Marshall Islands
Olympi Shipping S.A.	Marshall Islands
Oriole Shipping LLC	Marshall Islands
Osprey Shipping LLC	Marshall Islands
Pelineo Shipping S.A.	Marshall Islands
Peregrine Shipping LLC	Marshall Islands
Petrel Shipping LLC	Marshall Islands
Puffin Shipping LLC	Marshall Islands
Pyrgi Shipping S.A.	Marshall Islands
Rahi Shipping S.A.	Marshall Islands
Raptor Shipping LLC	Marshall Islands
Redwing Shipping LLC	Marshall Islands
Roadrunner Shipping LLC	Marshall Islands
Robin Shipping LLC	Marshall Islands
Saker Shipping LLC	Marshall Islands
Sandpiper Shipping LLC	Marshall Islands
Shrike Shipping LLC	Marshall Islands
Sirikari Shipping S.A.	Marshall Islands
Skua Shipping LLC	Marshall Islands
Snipe Shipping LLC	Marshall Islands
Sparrow Shipping LLC	Marshall Islands
Sparrowhawk Shipping LLC	Marshall Islands
Spilia Shipping S.A.	Marshall Islands
Stellar Eagle Shipping LLC	Marshall Islands
Swift Shipping LLC	Marshall Islands
Tern Shipping LLC	Marshall Islands
Woodstar Shipping LLC	Marshall Islands
Wren Shipping LLC	Marshall Islands

SK 25083 0001 968131